EXHIBIT 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
)
In re:	)
XYBERNAUT CORPORATION,	)	Case No. 05-12801 RGM
Debtor.	)	Chapter 11

MONTHLY OPERATING REPORT Calendar Month October 1, 2006 to October 31, 2006

FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash      Accrual   X

2.	PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Rebecca Tiffany, Senior Accountant, Xybernaut Corp, 5175 Parkstone Drive,
Ste. 130, Chantilly, VA 20151

3. NUMBER OF EMPLOYEES paid during this period: 9

4.	Has there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes No X . If yes, explain below:

5. Are all BUSINESS LICENSES current? Yes      No _X     Not Applicable

The Company is currently on a monthly payment plan with the County of Fairfax, Virginia for payment of the business license renewal.

6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$94,678.31

Collected this Period	$0.00

Ending Balance	$94,678.31

7. POST -PETITION ACCOUNTS RECEIVABLE:

0-30 Days: $ 50,526.94 31-60 Days: $177,259.62 Over 60 Days: $ 11,828.20

If there are post-petition accounts receivable over 60 days, provide a schedule giving a listing of such accounts and explain the delinquencies.

Customer Name	Amount	Comment
Beijing Novog Technology	$5,779.90	Prompt payment has been requested.
Best Buy	$320.00	Paid in November
Federal Express	$1,774.40	Paid in November
Flight Deck Resources	$100.00	Prompt payment has been requested.
MSGI Security	$94.90	Short payment of invoice by insufficient funds on
		credit card; account sent to collections.
MSGI Security	$3,227.00	Insufficient funds on credit card; account sent
		to collections.
Oilstop	$380.00	Paid in November
Walt Disney World Co.	$152.00	Prompt payment has been requested.

TOTAL Bal > 60 days	$11,828.20

8. POST –PETITION ACCOUNTS PAYABLE:

0-30 Days: $ 210,782.34 31-60 Days: $ 110,376.33 Over 60 Days: $ 12,500.00

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

Payee	Amount	Comment
County of Fairfax	$11,381.33	Payment plan in place

Dilenshneider Group	$7,500.00	Disputed

DT Research	$98,995.00	Not due per terms of agreement, paid in Nov.

Donlin, Recano & Co.	$5,000.00	Paid in November

TOTAL BAL>30 days	$122,876.33

9.	TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes _X No . On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

NOTE: Due to limited funding, the debtor had not been able to retain a tax accountant for preparation of both the 2004 and 2005 federal and state tax returns. The Company has now retained a tax accountant and the 2004 tax returns were completed and filed in October 2006. The 2005 federal and state returns were completed, and will be filed in November 2006.

10.	ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes _X_ No If no, explain:

11.	Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes _X_, No If no, explain:

NOTE: Due to lack of review by independent auditors, the Company’s Balance Sheet and Income Statement may require adjustments in the future to conform with generally accepted accounting principles. The Monthly Operating Reports are in a format prescribed by applicable bankruptcy law that is generally consistent, but not in full conformity, with generally accepted accounting principles.

12. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Type	Policy #	Policy Dates

Auto & Truck	73256759	03/31/06 01/31/07

Liability	35392595	03/31/06 01/31/07

Workers Comp.	71714215	03/31/06 01/31/07

Excess/Umbrella Liability	79781303	03/31/06 01/31/07

Errors & Omissions	35392595	03/31/0601/31/07

Crime Policy	81586177	03/31/06 01/31/07

International Coverage	35389095	03/31/0601/31/07

13. ACTIONS OF DEBTOR. During the last month, did the debtor:

(A) Fail to defend or not oppose any action seeking to dispossess the debtor from contro1 or custody of any asset of the estate? Yes      No _X     if yes, explain:

(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes  _X_   No      if no, explain:

14.	TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

Yes     No _X     if yes, explain:

15.	PAYMENT TO SECURED CREDITORS during reporting period:

Frequency of
	Payments per	Amount of	Each
Creditor	Contract (mo. Qtr)	Payment		Next Payment Due	Post-Petition Pmts. No Made
					No.	Amount

East River Capital, LLC	Monthly fee	$5,000.00 (10/2/06)		11/1/06	1	$5,000.00

16.	PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:

Professional	Service	Amount

17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $0.00

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated:      November 28, 2006     DEBTOR-IN-POSSESSION

Signature:	/s/ Perry L. Nolen	Xybernaut Corporation

Name/Title:	Perry L. Nolen, CEO/President	5175 Parkstone Drive

Address:	5175 Parkstone Drive	Suite 130

	Suite 130	Chantilly, VA 20151

	Chantilly, VA 20151	703-480-0480

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
)
In re:	)
XYBERNAUT CORPORATION,	)	Case No. 05-12801 RGM
Debtor.	)	Chapter 11

Cash Disbursements Summary Report

Calendar Month Ending October 31, 2006

Total Disbursements from Operating Account	(See Note 1) $173,703.49
Total Disbursements from Payroll Account	(See Note 2) $102,971.15
Total Disbursements from Tax Escrow Account	(See Note 3) $0.00
Total Disbursements from any other Account	(See Note 4) $0.00
Grand Total Disbursements from all Accounts		$276,674.64

(1) Xybernaut has only 1 bank account for Operations and Payroll – amounts listed separately for information purposes only.

Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re: XYBERNAUT CORPORATION, Debtor.	) )	Case No. 05-12801 RGM Chapter 11

MONTHLY OPERATING REPORT
BALANCE SHEET
(Business Debtor, Accrual Basis)
As of October 31, 2006

ASSETS

Current assets:
Cash	$36,788
Petty Cash	55
Restricted cash	—
Pre-petition accounts receivable	94,678
Post-petition accounts receivable	239,614
Less accounts receivable other and reserves	(499,865)
Inventory	791,575
Prepaid and other current assets	744,772
Due to / due from accounts less reserve	593,496
Due to / due from Xybernaut Solutions Inc.	(1,279,854)

Total current assets		$721,259

Fixed assets:
Property and equipment	$1,875,762
Less: accumulated depreciation	(1,820,649)

Total fixed assets		55,113

Other assets:
Investment in subsidiaries	$605,584
Patents, net	536,117
Trademarks, net	8,044
Other	123,947

Total other assets		1,273,692

TOTAL ASSETS		$2,050,064

LIABILITIES AND EQUITY

Post-Petition Liabilities:
Accounts payable	333,659
Accrued DIP loan payable	2,659,489
Accrued Premium on DIP loan payable	1,797,890
Deferred Product and Warranty Revenue	68,027
Accrued Professional fees	4,847,018
Accrued Purchases	82,858
Salaries/Commissions Payable	93,852

Total Post-petition liabilities		$9,882,793

Pre-Petition Liabilities:
Priority Claims	105,810
Unsecured Debt	1,588,318
Accrued expenses	197,457

Total Pre-petition liabilities		1,891,585

Total liabilities		$11,774,378

Shareholders’ equity:
Common stock	1,946,209
Additional paid-in capital	183,745,591
Cumulative translation adjustment	38,695
Accum. other comprehensive income (XSI)	37,130
Retained earnings, beginning	(171,411,927)
Current Retained Earnings – Pre-petition	(10,953,998)
Current Retained Earnings – Post-petition	(13,126,014)

Total shareholders’ equity		($9,724,314)

TOTAL LIABILITIES AND EQUITY		$2,050,064

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re: XYBERNAUT CORPORATION, Debtor.	) ) )	Case No. 05-12801 RGM Chapter 11

MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month October 1, 2006 to October 31, 2006
(All figures refer to post-petition transactions)

	Month	Year-to-date 2006
Revenue:
Hardware	$53,221	$1,601,746
Services	17,097	266,574

Total revenue	$70,318	$1,868,320
Cost of sales:
Beginning inventory	$1,399,298	$2,551,215
Purchase of inventory / transfers	22,021	727,934
Less ending inventory	(1,331,819)	(1,331,819)
Purchased goods and services	9,811	95,768

Total cost of sales	$99,311	$2,043,098

Gross profit	($28,993)	($174,778)

Operating expenses:
Officer’s salaries (gross)	$32,917	$422,083
Other employee salaries (gross)	64,138	946,252
Employee benefits (insurance, eb plan, taxes)	11,359	184,503
Depreciation & amortization	9,828	331,502
Corporate meetings / entertainment	—	4,670
Insurance	6,046	216,608
Interest (mortgage, loans, etc.)	—	4,553
Premium on DIP loan payable (ERC)	84,168	1,797,890
Interest on DIP loan payable (ERC)	55,843	282,866
Settlement (LC Fund DIP Loan)	—	300,000
Professional fees (attorney, accountant )	70,730	3,772,383
Rent and leases	10,683	128,376
Repairs and maintenance	212	1,345
Supplies, dues & subscriptions	—	6,618
Taxes	9,512	28,322
Telephone	1,752	34,031
Travel	10,575	123,336
U.S. Trustee quarterly fee	3,750	17,500
Internet / website	1,486	20,362
Office expense	2,988	29,117
Postage	—	—
Printing	—	706
Public company expense	1,187	28,519
Equipment	4,608	52,614
Courier/overnight	377	8,769
Customer support	—	1,000
Office move	—	18,721

Total operating expenses	$382,159	$8,762,646

Net loss	($411,152)	($8,937,424)

NOTE:

Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Cash to this Report.

In re: Xybernaut Corporation Case Number: 05-12801

Cash Reconciliation Report

Calendar Month Ending: October 31, 2006

Beginning cash balance (A)	$16,911
Net loss	(411,152)
Non cash expenses
Depreciation & amortization	9,828

Cash from Operations		($384,413)
Other sources (uses of cash)
Decrease (Incr) — Accounts receivable	123,837
Decrease (Incr) — Accounts receivable pre-petition	—
Decrease (Incr) — Inventory	67,478
Decrease (Incr) — Fixed assets	(6,540)
Decrease (Incr) – DTDF (Intercompany)	(148,769)
Decrease (Incr) — Prepaid other current assets	5,480
Decrease (Incr) – Funds to escrow	600,000
Decrease (Incr) — Other assets	(7,801)
Increase (Decr) — Accounts payable	108,368
Increase (Decr) — Accrued expenses	956
Increase (Decr) — Purchase accrual	—
Increase (Decr) — Accrued professional fees	1,739
Increase (Decr) — Accrued DIP loan payable	(409,487)
Increase (Decr) — Accrued premium on DIP loan payable	84,169
Increase (Decr) — Accrued rent	—
Increase (Decr) — Accrued salaries	(12,747)
Increase (Decr) — Accrued sales taxes	—
Increase (Decr) — Deferred product & warranty revenue	14,518

Total Other Sources (uses) of Cash		$421,201

Ending Cash Balance		$36,788
Balance per Bank Statement		$107,809
Less Outstanding Checks		(71,021)
Add Deposits in Transit
Reconciled Bank Balance		$36,788

In re: Xybernaut Corporation Case Number: 05-12801

CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)
Calendar Month ending: October 2006
(All figures refer to post-petition transactions)

Amounts shown represent payroll activity for the month of September that occurred	Payroll	Tax
in the combined Operating/Payroll acct.	Account	Account

(A) Beginning Cash Balance (A)	—
Cash Receipts:	$102,971.15	—
Transfers from Operating Account	—	—
Transfers from Payroll Account	—	—
Other — ___________________________________	—	—

(B) Total Cash Receipts (B)	—	—

	$102,971.15

(C) Cash Available (C= A+B)	$4,383.41
Cash Disbursements:	—
Gross Payroll for this period $97,544.24	$65,864.13

Employee Benefits paid	$4,955.63
Net Payroll Paid	—
Transfers to Tax Account	$4,955.63
Taxes deposited or paid during period	—	—
Employee’s share of FICA Tax	$18,239.81	—
Employer’s share of FICA Tax	—	—
Employee’s Federal Income Tax	$3,976.57	—
Employee’s State Income Tax	—	—
Unemployment Tax	$0.00	—
Unrecorded Bank Service Charges	—	—
Other: ____________________________	$595.97	—

(D) Total Disbursements (D)	$102,971.15	—

(E) Ending Cash Balance (E= C-D)	__$0__________	—

(F) Balance per Bank Statement (F)	__$0__________	—

(G) Less Outstanding Checks (G)	—	—

(H) Add Deposits in Transit	—	—

(I) Reconciled Bank Balance {I = (F-G) +H]	_ $0__________	—

Ending Cash Balance (E) and Reconciled Bank Balance (I) should equal.